Sentinel Group Funds, Inc.

Class A, Class C, Class I, Class R3, Class R6 and Class S

Supplement dated April 26, 2017

to the Prospectus dated March 30, 2017

As described in a supplement to the Prospectus dated April 20, 2017, Sentinel Asset Management, Inc., the Sentinel Funds’ investment advisor (“Sentinel”), announced the execution of a definitive agreement whereby Touchstone Advisors, Inc. (“Touchstone”) has agreed to acquire certain assets related to Sentinel’s business of providing investment advisory services to the Sentinel Funds, and nine of the Sentinel Funds are expected to be reorganized into either existing Touchstone Funds or into newly created Touchstone Funds (the “Reorganizations”). Each Reorganization requires the approval of the shareholders of the applicable Sentinel Fund.

On April 24, 2017, the Board of Directors of Sentinel Group Funds, Inc. unanimously approved each of the proposed Reorganizations. A proxy statement is expected to be filed soon with the Securities and Exchange Commission (the “Commission”). The proxy statement will contain more detailed information about the proposed Reorganizations (including information about anticipated expense ratios and differences in investment strategy, if any), Touchstone and the proposed portfolio managers. Once finalized with the Commission, the proxy statement will be sent to Sentinel Fund shareholders.